UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 3, 2021, the Annual Meeting of Stockholders (the “Meeting”) of Santander Consumer USA Holdings Inc. (the “Company”) was held virtually as a live audio webcast. As of the close of business on April 9, 2021, the record date for the Meeting, there were 306,035,735.00 shares of the Company’s common stock outstanding, with each share entitled to one vote on each matter presented for consideration at the Meeting. The holders of 300,576,281.15 shares of the Company’s common stock were present in person, or represented by proxy, at the Meeting. At the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1 – Company Proposal – Election of Directors. The Company’s stockholders elected all 11 individuals nominated for election as directors, as set forth in the Company’s proxy statement, dated April 23, 2021 (the “Proxy Statement”), to serve on the Company’s Board of Directors until the Company’s 2022 Annual Meeting of Stockholders. The following table sets forth the vote of the stockholders at the Meeting with respect to the election of directors:

Nominee	For	Withhold	Broker Non-Votes
Mahesh Aditya	282,409,515.15	15,647,717.00	2,519,049.00
Homaira Akbari	297,547,459.15	509,773.00	2,519,049.00
Juan Carlos Alvarez de Soto	296,792,303.15	1,264,929.00	2,519,049.00
Leonard Coleman, Jr.	296,992,225.15	1,065,007.00	2,519,049.00
Stephen A. Ferriss	297,345,708.15	711,524.00	2,519,049.00
Victor Hill	296,783,504.15	1,273,728.00	2,519,049.00
Edith E. Holiday	297,393,108.15	664,124.00	2,519,049.00
Javier Maldonado	281,609,735.15	16,447,497.00	2,519,049.00
Robert J. McCarthy	297,656,796.15	400,436.00	2,519,049.00
William F. Muir	297,540,681.15	516,551.00	2,519,049.00
William Rainer	293,241,406.15	4,815,826.00	2,519,049.00

Proposal 2 – Company Proposal – Ratification of Independent Accountants. The Company’s stockholders voted on and approved the ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The following table sets forth the vote of the stockholders at the Meeting with respect to this proposal:

For	Against	Abstain
300,558,741.15	9,338.00	8,202.00

Proposal 3 – Company Proposal – Advisory Vote on Executive Compensation. The Company’s stockholders voted upon and approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following table sets forth the vote of the stockholders at the Meeting with respect to this proposal:

For	Against	Abstain	Broker Non-Votes
297,572,827.15	468,511.00	15,894.00	2,519,049.00

Proposal 4 – Company Proposal – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The Company’s stockholders voted upon and approved, on a nonbinding, advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The following table sets forth the vote of the stockholders at the Meeting with respect to this proposal:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
42,349,440.04	5,843.00	255,696,015.11	5,934.00	2,519,049.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Date: June 8, 2021	By:	/s/ Christopher Pfirrman
Christopher Pfirrman
Chief Legal Officer